Return Stacked U.S. Stocks & Gold/Bitcoin ETF

Consolidated Schedule of Investments

April 30, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 76.0%	Shares	Value
iShares Bitcoin Trust ETF(a)(b)	111,199	$4,817,140
State Street SPDR Portfolio S&P 500 ETF(c)	554,757	46,910,252
		51,727,392

TOTAL EXCHANGE TRADED FUNDS (Cost $46,369,016)		51,727,392

SHORT-TERM INVESTMENTS - 2.1%
Money Market Funds - 2.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.58%(d)	1,397,534	1,397,534

TOTAL SHORT-TERM INVESTMENTS (Cost $1,397,534)		1,397,534

TOTAL INVESTMENTS - 78.1% (Cost $47,766,550)		$53,124,926
Other Assets in Excess of Liabilities - 21.9%		14,878,955
TOTAL NET ASSETS - 100.0%		$68,003,881

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or a portion of the investment is a holding of the Return Stacked RSSX Cayman Subsidiary.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(d)	The rate shown represents the 7-day annualized effective yield as of April 30, 2026.

Return Stacked U.S. Stocks & Gold/Bitcoin ETF

Schedule of Futures Contracts

April 30, 2026 (Unaudited)

The Return Stacked U.S. Stocks & Gold/Bitcoin ETF had the following futures contracts outstanding with Phillip Capital, Inc. as of April 30, 2026:

FUTURES CONTRACTS - 2.2%

Description	Contracts Purchased	Expiration Date	Notional Value	Value / Unrealized Appreciation (Depreciation)
CME Bitcoin(a)	43	05/29/2026	$16,499,100	$273,579
Micro E-mini S&P 500 Index	555	06/18/2026	20,101,406	1,147,818
Micro Gold(a)	946	06/26/2026	43,796,016	102,053
				1,523,450

Net Unrealized Appreciation (Depreciation)				$1,523,450

Percentages are stated as a percent of net assets.

(a)	All or a portion of the investment is a holding of the Return Stacked RSSX Cayman Subsidiary.